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                                                                 RULE 424(b)(3)
                                                              FILE NO. 33-18009
                                                      REPUBLIC INDUSTRIES, INC.



                     SUPPLEMENT NO. 8 DATED AUGUST 13, 1997
                      TO PROSPECTUS DATED DECEMBER 18, 1996

         In order to reflect the distribution of additional shares of Common Stock held by CarChoice, Inc. to its stockholders, each of whom is already included as a Selling Stockholder in the Prospectus, the Selling Stockholders table in the Prospectus is hereby supplemented as follows:




                                                         ADDITIONAL SHARES TO BE
                                                         OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                   STOCKHOLDER'S ACCOUNT
                    -------------------                  -----------------------

Badi and Judith Abbo.......................................       1,280

Ghania Abo.................................................         915

Eddi and Aziz Aboona.......................................         803

Ghanim and Batoul Abro.....................................         584

Imad Abro..................................................         584

Joseph Achenbaum...........................................         731

Ghader Agoubi..............................................         292

AJJ Investment Group.......................................         614

Ramzi and Salma Ajo........................................       1,646

Faiq or Salwa Aljabi.......................................       2,286

The Al-Naimi Investment Partnership........................         877

Joseph Amato...............................................       3,601

Duff and Ericka Anderson...................................         584

Emile Anton ...............................................         127

Rabah Arabo................................................       1,548

Susan Askar................................................         292

Najib Atisha...............................................         915

Fred Atto..................................................       1,372

Richard Atto...............................................         184




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                                                        ADDITIONAL SHARES TO BE
                                                        OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                  STOCKHOLDER'S ACCOUNT
                    -------------------                 -----------------------

Richard and Delores Atto...................................      1,372

Najib Ayair................................................        584

Mansour Ayar ..............................................        584

Ralph Ayar.................................................        915

Zuhair Ayar................................................      2,743

James Babcock..............................................      1,753

Ayoub Bakal................................................      1,985

Eddie Bakal................................................      1,985

Mike Bakal.................................................      2,391

Walid Barash...............................................        584

Jeffrey Barr...............................................      3,290

Frederick Baxter...........................................        846

Alan S. Bernikow...........................................        208

Basim Binno................................................        460

Basim and Rabab Binno......................................     13,142

Rabab Binn.................................................        292

Bonam & Najor Associates...................................        915

The Bradford Group.........................................      1,052

C. Andrew Brickman.........................................      3,568

Charles A. Brickman, Trustee...............................      7,992

Daniel Brickman............................................      2,851

J. Bradley Brickman........................................      1,079

The Brickman Family Irrevocable Trust......................      2,922

Builder Investment Partners................................        915

Anthony Canonie............................................      1,461

Anthony Canonie IRA........................................      1,461

Bruce Carusi...............................................      1,168

Gregory Christopher........................................      7,306



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                                                        ADDITIONAL SHARES TO BE
                                                        OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                  STOCKHOLDER'S ACCOUNT
                    -------------------                 -----------------------

Henry Collins..............................................       1,461

Kevin Coyne................................................       2,337

David Crane................................................         877

Cross Town Auto Partners...................................       1,829

Marc Cummins...............................................         584

Abdul K. and Emily M. Curioca..............................         292

Curtis Properties, Inc.....................................       1,372

Masoud Dabish..............................................         292

Vincent DeGiaimo...........................................         731

Anthony Deluise............................................         292

Ghasan Denha...............................................       1,281

Ghasan and Salwan Denha....................................         731

Sam Denha..................................................       1,281

Thomas and Virginia Denha..................................       1,168

Gregory Dickson............................................         217

Steven Dietz...............................................         584

John Drury.................................................      15,428

Robert Falkenberg..........................................       1,168

James Fantaci..............................................       1,461

Ralph Faranso..............................................       3,799

Trace Farnum...............................................         127

Paul Fischer...............................................         292

Giant Food Center, Inc.....................................       1,646

Irwin Goldberg.............................................         104

Goodfellows Club...........................................       1,461

Sharon Greiff..............................................          26

Group of Five Investments..................................       8,404

Saad and Amer Hajjar.......................................         292



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                                                         ADDITIONAL SHARES TO BE
                                                         OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                   STOCKHOLDER'S ACCOUNT
                    -------------------                  -----------------------

Jamil D. Hakim, Revocable Living Trust.....................      1,829

Chol Hong..................................................        584

Mitchell and Francine Horowitz.............................      1,500

David Howard...............................................      1,831

ITC of Farmington..........................................      1,168

Hamilton James.............................................        584

Manhal Jarbo and Talal Jarbou..............................      1,168

Jeffrey June...............................................        224

Jeffrey and Teresa June....................................        424

Nashat and Jalila Kainaya..................................      2,118

Fuad and Janet Karmo.......................................        584

Layth and Loya Kassab......................................        292

Raad and Thaira Kathawa....................................        915

Issam and Tikra Kejbou and Sami and Ikhlas Kejbou..........      1,168

Sabah Kenaya...............................................      2,969

John G. Kennedy, III.......................................        915

Mark Khemmoro..............................................        292

Sabah Khemmoro.............................................        292

Jeffrey A. Klein...........................................     28,102

KNA Associates.............................................        584

Richard Koffey and Barbara Thrasher-Meyers.................      1,168

Haitham Konja..............................................        584

Louai Konja................................................        584

Tom Konja..................................................        584

Mohsin and Gladis Kouza....................................      1,646

William Kunzweiler.........................................      2,922

Debra Laporte..............................................        110

Lawrence Lavine............................................      1,753



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                                                        ADDITIONAL SHARES TO BE
                                                        OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                  STOCKHOLDER'S ACCOUNT
                    -------------------                 -----------------------

Steven Lebow...............................................     1,207

Mary B. Long, Trustee......................................     1,461

Matthew Low and Nancy Goodman..............................       731

Habib and Jacquelyn Mamou..................................     2,922

Stephen Mardigian..........................................     2,414

Salem T. Marougi, Trustee..................................     1,646

George Mckay...............................................     3,017

Joseph Mckay...............................................     1,865

Joseph and Suad Mckay......................................     3,552

Yousif or Jamila Mckay.....................................     2,662

Ardith Mederrick...........................................       209

Midwest Club...............................................     5,187

Rehab Miri.................................................       146

Ronald Monkman.............................................       915

Donald Moorehead, Jr.......................................     6,434

John Morlock...............................................       584

Thomas Murphy..............................................     3,033

Georgia Nadhir.............................................       549

Faris Naimi................................................       584

Joseph Nadhir..............................................     1,829

Waad Nadhir................................................    52,708

John Najjar and Peter Najjar...............................       292

Manuel and Magda Najjar....................................     1,372

Frederick A. Najor Trust...................................     1,829

Walter R. Nelson 1994 Three Year Trust.....................     1,461

Walter and Margaret Nelson.................................       877

William B. Nicholson.......................................       292

DLJSC IRA FBO William B. Nicholson.........................       915



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                                                        ADDITIONAL SHARES TO BE
                                                        OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                  STOCKHOLDER'S ACCOUNT
                    -------------------                 -----------------------

Opulent Management Co. Inc.................................      3,657

J. Patrick O'Shaughnessy...................................      1,207

Palmetto Partners..........................................      1,461

Trustee for John F. Patek..................................        292

Lizann Phalen..............................................      1,079

Pine Valley Group..........................................        994

Productivity Fund II, L.P..................................      6,583

Mark Pytosh................................................      3,322

Michael Pytosh.............................................      1,207

Zuher Qonja................................................      1,255

Jamal Qonja................................................      1,546

Anthony E. Rapp............................................         83

Herald Ritch...............................................     12,068

Wafie Roumayah, M.D........................................      1,829

Royal 400 Investments......................................      2,337

Safeway Food Center, Inc...................................      5,119

SAK Partners...............................................      1,463

Amir Samona................................................      1,164

Bashar Samona..............................................      1,164

Farouk Samona..............................................      2,078

Khairi Samona..............................................      2,078

Mazin Samona...............................................        292

Mukhles Samona.............................................      2,121

Tom Samona.................................................      1,149

Donald Sanders.............................................      7,313

Thamer Sandiha.............................................      1,829

Maher Sarafa...............................................        473

Mona Sawa..................................................        292



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                                                         ADDITIONAL SHARES TO BE
                                                         OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                   STOCKHOLDER'S ACCOUNT
                    -------------------                  -----------------------

Yousif and Mona Sawa.......................................      2,068

John L. Scicluna...........................................        624

Bobbie Searcy..............................................        127

Robert B. Sellers Trust....................................      6,401

Faraj and Habiba Sesi......................................        458

Joseph Sevany..............................................      1,207

Jalal Shallal..............................................        460

Jalal and Nawal Shallal....................................     21,286

Janette Shallal............................................        292

Joseph and Lillian Shallal.................................      2,699

Theodore and Bonnie Shapiro................................         78

Shammami Investments.......................................        731

Aniss Shayota..............................................        526

Frankie Shouneyia..........................................        905

Oraha and Najiba Shouneyia.................................        915

Ronald Shunia..............................................      1,299

Blaine Siegel..............................................         42

Elaine Siegel..............................................        167

Richard Siegel.............................................         42

Franci Sitto...............................................        915

Allison J. Spiegel.........................................         42

Rona J. Spiegel............................................        167

Mark Sulam.................................................      5,081

David Sutherland-Yoest.....................................      1,938

Richard Sweetnam, Jr.......................................      3,695

T & T Investments..........................................        584

G. Jackson Tankersley, Jr..................................        915

Karim and Norma Toma.......................................        584



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                                                        ADDITIONAL SHARES TO BE
                                                        OFFERED FOR THE SELLING
                    SELLING STOCKHOLDER                  STOCKHOLDER'S ACCOUNT
                    -------------------                 -----------------------

Watran, L.L.C..............................................     1,803

John and Carmen Yonan......................................     2,655

John Zagara and Joseph Zagara..............................     2,426

Amer and Thair Zeitouna....................................       292



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